UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6347

Columbia Funds Trust VII
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

Vincent Pietropaolo, Esq. Columbia Management Group, Inc. One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-772-3698

Date of fiscal year end:	August 31, 2005

Date of reporting period:	August 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Newport Tiger Fund

Annual Report
August 31, 2005

PRESIDENT'S MESSAGE

Columbia Newport Tiger Fund

Table of Contents

Fund Profile	1

Performance Information	2

Understanding Your Expenses	3

Economic Update	4

Portfolio Managers' Report	5

Financial Statements	7

Investment Portfolio	8

Statement of Assets and Liabilities	12

Statement of Operations	13

Statement of Changes in Net Assets	14

Notes to Financial Statements	16

Financial Highlights	23

Report of Independent Registered Public Accounting Firm	28

Unaudited Information	29

Trustees	30

Officers	32

Columbia Funds	33

Important Information About This Report	35

Dear Shareholder:

Columbia Management, the asset management division of Bank of America, is in the final stages of a significant business integration effort. Over the last year, we have been integrating various components of the Nations Funds, Galaxy Funds and Columbia Funds, which will result in a single fund family that covers a wide range of markets, sectors and asset classes. Our team of talented, seasoned investment professionals will continue to strive to achieve strong results within their investment categories. Our objective is not only to provide our shareholders with the best products but also to enhance the breadth and availability of our services. Given our ability to now leverage the size and scale of the Columbia Management business, I am pleased that these efforts will also result in substantial cost savings to the funds.

Our goal is to create a more simplified, clearly delineated product line. Through thoughtful project planning and execution, we will initially reduce the number of retail mutual funds from over 140 to fewer than 90. Earlier this year several fund mergers and liquidations were successfully completed. As we work to complete the remaining product and service provider consolidations in the coming months, we remain committed to building a mutual fund business that meets, and hopefully exceeds, your desire for personal financial solutions.We will continue to strive for the highest standards of performance and service excellence. The asset management business is in a time of transformation and we are committed to being progressive and innovative in our approach to the business.We value the confidence you have placed in us to assist you in managing your funds during these changing times. As with all businesses within Bank of America, we understand that your trust must be continuously earned and will remain focused on producing results for you.

In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We encourage you to read the manager reports carefully and discuss any questions you have with your financial advisor. As always, we thank you for choosing Columbia Management.We look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

Christopher L. Wilson
Head of Mutual Funds, Columbia Management

Christopher L. Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors.With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as President of Columbia Funds, President & CEO of Nations Funds and President of Galaxy Funds. Chris joined Bank of America in August 2004.

The views expressed in the President's Message and Portfolio Managers' Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Not FDIC
Insured

May Lose Value

No Bank Guarantee

FUND PROFILE

Columbia Newport Tiger Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

■  For the 12-month period ended August 31, 2005, the fund's class A shares returned 26.24% without sales charge.

■  A favorable economic environment helped the fund, its benchmark and peer group to achieve double-digit returns during the period.

■  The fund's lack of exposure to energy stocks was the primary reason its return was slightly lower than the return of its benchmark. We also believe this accounted for the fund's underperformance relative to its peer group.

Class A shares	MSCI All Country Asia ex Japan Index
26.24%	28.63%

The MSCI All Country Asia ex Japan Index is an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan, and takes into account local market restrictions on share ownership by foreigners.

Objective

Seeks capital appreciation by investing primarily in equity securities of companies located in the Tiger countries of Asia.

Total net assets

$309.5 million

Management style

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed, and the composition of its portfolio will change over time.

Top 5 countries as of 08/31/05 (%)

Hong Kong	22.9
South Korea	19.1
Taiwan	17.5
Singapore	10.1
Thailand	9.1

Top 5 sectors as of 08/31/05 (%)

Financials	33.4
Information technology	25.1
Consumer discretionary	17.4
Telecommunication services	7.8
Utilities	4.2

Top 10 holdings as of 08/31/05 (%)

Samsung Electronics	8.3
China Mobile Hong Kong	4.1
Sun Hung Kai Properties	4.0
Kookmin Bank	3.8
Taiwan Semiconductor Manufacturing	3.7
Li & Fung	3.3
Hyundai Motor	3.1
Hong Leong Bank Berhad	3.0
Hon Hai Precision Industry	2.8
Siam Cement Public	2.8

Country breakdowns are calculated as a percentage of total investments. Sector and portfolio holdings are calculated as a percentage of net assets.

Management style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

PERFORMANCE INFORMATION

Columbia Newport Tiger Fund

Performance of a $10,000 investment 09/01/95 – 08/31/05 ($)

sales charge:	without	with
Class A	12,747	12,014
Class B	11,853	11,853
Class C	11,826	11,826
Class T	13,057	12,307
Class Z	13,043	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Growth of a $10,000 investment 09/01/95 – 08/31/05

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Newport Tiger Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) All Country (AC) Asia ex Japan Index is an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and takes into account local market restrictions on share ownership by foreigners. Unlike the fund, indices are not investments, they do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Average annual total return as of 08/31/05 (%)

Share class	A		B		C		T		Z
Inception	04/01/95		04/01/95		04/01/95		05/31/89		05/31/89
Sales charge	without	with	without	with	without	with	without	with	without
1-year	26.24	18.99	25.64	20.64	25.43	24.43	26.64	19.36	26.71
5-year	1.94	0.74	1.23	0.85	1.19	1.19	2.20	1.00	2.21
10-year	2.46	1.85	1.71	1.71	1.69	1.69	2.70	2.10	2.69

Average annual total return as of 06/30/05 (%)

Share class	A		B		C		T		Z
Sales charge	without	with	without	with	without	with	without	with	without
1-year	23.97	16.85	23.23	18.23	23.02	22.02	24.29	17.14	24.27
5-year	1.17	-0.02	0.47	0.07	0.41	0.41	1.43	0.24	1.42
10-year	1.96	1.36	1.22	1.22	1.19	1.19	2.21	1.60	2.18

The "with sales charge" returns include the maximum initial sales charge of 5.75% for class A and T shares and maximum contingent deferred sales charge of 5.00% for class B shares and 1.00% for class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The fund was originally introduced on 05/31/89 and became Colonial Newport Tiger Fund on 04/01/95 when class A, B, and D (since designated C) shares were offered. On 04/30/98, the fund was renamed Newport Tiger Fund. The fund was renamed Liberty Newport Tiger Fund on July 14, 2000 and then renamed to Columbia Newport Tiger. Please see the fund's prospectus for additional details.

UNDERSTANDING YOUR EXPENSES

Columbia Newport Tiger Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

03/01/05 – 08/31/05

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,030.40	1,016.13	9.21	9.15	1.80
Class B	1,000.00	1,000.00	1,026.92	1,012.35	13.03	12.93	2.55
Class C	1,000.00	1,000.00	1,026.21	1,012.35	13.02	12.93	2.55
Class T	1,000.00	1,000.00	1,030.90	1,017.39	7.93	7.88	1.55
Class Z	1,000.00	1,000.00	1,031.71	1,017.39	7.94	7.88	1.55

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

ECONOMIC UPDATE

Columbia Newport Tiger Fund

Summary:
For the 12-month period ended August 31, 2005

■  Solid economic growth helped Asian stock markets outside of Japan to strong returns. The MSCI All Country Asia ex Japan Index returned 28.63%.

■  China's economy led the region and its stock market continued to reap the benefits of strong economic growth. The MSCI China Index returned 28.59%.

MSCI All Country Asia ex Japan Index	MSCI China Index
28.63%	28.59%

The Morgan Stanley Capital International (MSCI) All Country Asia ex Japan Index is an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan, and takes into account local market restrictions on share ownership by foreigners.

The MSCI China Index is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group.

The Hang Seng Stock Index is an unmanaged index that tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong.

While the global economy appears to be on track to grow at a rate of 4.3% in 2005, the economies of China, Hong Kong and India expanded at a faster pace. Mainland China reported estimated annualized gross domestic product (GDP) growth of 9.5% for the 12-month period from September 1, 2004, through August 31, 2005. Hong Kong's economy grew at a rate of 6.8%. After four quarters of decelerating growth, India's GDP increased at an annualized rate of 6.9%. The pace of economic growth in many of the region's smaller nations was somewhat lower, ranging between 3% in Taiwan and Thailand to 5% in Singapore.

Stock markets record strong gains

In general, solid economic growth continued to translate into gains for the region's stock markets. The MSCI All Country Asia ex Japan Index, which measures a wide range of markets, including the smaller and emerging markets of Southeast Asia, rose 28.63% for the period. The MSCI China Index rose 28.59% for the 12-month period. Hong Kong stocks returned 20.78%, as measured by the Hang Seng Index.

China switched gears

During the period, China's export and domestic consumption kept up their fast pace of growth. China's government continued to take steps to address concerns about the rapid pace of investment growth, but economic statistics indicated that it has recently adopted a more neutral economic policy with an emphasis on balanced growth. Although steps to revalue its currency in July 2005 are not likely to have any material immediate impact on China's economy, the currency's gradual appreciation should provide further support to its consumption-oriented economic growth.

Exports fueled growth in Hong Kong

The pace of economic growth in Hong Kong quickened in the last three months of the period compared to the same period one year ago. Hong Kong's exports rose an estimated 8.1% while private consumption growth started to pick up. Business investment in the region was also strong. Hong Kong's Census and Statistics Department reports show that real estate has made something of a comeback, reflecting relatively low lending rates.

India prospered, Taiwan bounced back

An expanding service sector continued to play a major role in India's economic growth. Manufacturing activity was also strong, even though capacity constraints continued to hold back India's industrial and export sectors from realizing their full potential. Higher household income continued to buoy domestic demand and contributed to India's economic growth. However, higher energy prices pose a risk to this energy-dependent nation, and inflation has already picked up to reflect the rising cost of imported fuel.

Higher oil prices have also hurt the economies of Indonesia, Thailand and Taiwan, which import nearly all of their oil. However, a relatively low unemployment rate helped Taiwan's economy bounce back from a weak start in 2005. Domestic consumption increased at twice the pace of export growth, which fell sharply in the second half of this reporting period.

South Korean recovery gained momentum

The pace of economic growth in South Korea accelerated late in the period due to increased consumer spending and business investment. Construction activity picked up in response to government efforts to stimulate economic growth by spending on infrastructure projects. However, a weak technology sector accounted for lackluster export figures for technology-dependent South Korea, and for Taiwan, Singapore and Malaysia as well. An upturn in the technology sector has the potential to offset the impact of higher energy prices in these economies. A combination of lower energy prices and higher demand for electronics would be doubly favorable.

Past performance is no guarantee of future results.

PORTFOLIO MANAGERS' REPORT

Columbia Newport Tiger Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share
as of 08/31/05 ($)

Class A	14.24
Class B	13.72
Class C	13.71
Class T	14.33
Class Z	14.30

Distributions declared per share 09/01/04 – 08/31/05 ($)

Class A	0.06
Class B	0.00
Class C	0.00
Class T	0.09
Class Z	0.09

Holdings discussed in this report
as of 08/31/05 (%)

Manila Water	0.6
China Merchants Holdings International	1.1
Hong Kong & China Gas	1.6
Xinao Gas Holdings	0.6
Zhejiang Expressway	1.0
Sun Hung Kai Properties	4.0
Swire Pacific	1.8
City Developments	2.4
United Overseas Bank	2.3
Housing Development Finance	1.7
Bajaj Auto	0.6
Hyundai Motor	3.1

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period ended August 31, 2005, Columbia Newport Tiger Fund class A shares returned 26.24% without sales charge. This was less than the 28.63% return of the MSCI All Country Asia ex Japan Index and the 32.86% average return of its peer group, the Lipper Pacific ex Japan Category.1 The fund's lack of exposure to energy stocks was the primary reason it underperformed its benchmark. We generally avoid cyclical sectors, such as energy, and focus on high quality growth stocks with the potential for sustainable earnings growth. Over the long term, we continue to believe that this policy should limit the price volatility of the fund and produce more consistent results.

Infrastructure development and consumer spending remained themes

We sought companies that may benefit from the robust infrastructure development, household formation and consumption trends that are in place throughout Asia. To take advantage of the build-out of the infrastructure, we focused on companies that have profited from increased demand for basic services, such as water, power, access to new roads and expanded port facilities. In this regard, we added Manila Water, a water distribution company in the Philippines. While the stock underperformed, we believe its long-term prospects are favorable. We continued to hold China Merchants Holdings International, a port operator, Hong Kong & China Gas, Xinao Gas Holdings and Zhejing Expressway, all of which aided results.

To capitalize on growing consumer spending, we favored real estate companies and financial institutions that are active in the consumer lending market. In Hong Kong, property companies, such as Sun Hung Kai Properties and Swire Pacific, produced double-digit gains. In Singapore, City Developments, a property development company, worked to the fund's advantage, as did United Overseas Bank, which has a large consumer client base. In India, Housing Development Finance, a mortgage provider helped boost returns. Among consumer discretionary stocks, Bajaj Auto, an Indian motorcycle manufacturer, and Korea's Hyundai Motor were helpful. Although we have concerns about cyclical stocks, in general, and the auto sector, in particular, we believe that Hyundai Motor has several positive attributes. The company has had strong domestic and overseas sales. It has improved the quality of its products and brand awareness. Even in a declining auto sales market in North America, we believe Hyundai Motor has the potential to increase market share. In addition, Hyundai Motor has the potential to benefit from growth opportunities in emerging markets.

An emphasis on technology

Technology was the second largest sector weight in the portfolio. Many of the companies in which we invested are based in Taiwan. They had common characteristics, such as favorable valuations, attractive dividend yields and the potential to benefit from the relatively strong global economy. Taiwanese technology companies were also helped by the cost savings that came from outsourcing their operations to mainland China.

A positive but cautious outlook

We are positive about the long-term prospects for growth in Asia but not without reservations for the region in the short term. A decline in US consumer spending would likely hurt Asian companies that depend on exports. That is why we de-emphasized export-related companies and

1  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Columbia Newport Tiger Fund

We are positive about the long-term prospects for growth in Asia but not without reservations for the region in the short term.

favored those involved in infrastructure, housing and domestic consumption. Rising energy prices and the potential for higher interest rates could temper the risk appetite of global investors. Therefore, we reduced exposure to some of the riskiest markets, such as Indonesia and the Philippines. On a more upbeat note, we believe China's move to float its currency is positive and could lead to a more flexible monetary policy. We are also encouraged by improvement in the Japanese economy. Although the fund does not invest directly in Japan, historically Japan has been a source of strength in Asia. The prospects of an economically reformed Japan, along with the growth of China and India, may mean that Asia could more easily weather an economic slowdown in the United States, should one occur.

About your fund

On October 7, 2005, the Columbia Newport Tiger Fund merged into the Columbia International Stock Fund.

Eric Sandlund has managed or co-managed the fund since August 2002. He has been the sole manager of the fund since March 2004. He joined the advisor and its predecessors or affiliate organizations in June 2002. Effective September 30, 2005, Eric Sandlund is no longer the portfolio manager of this fund.

Penny L. Burgess has co-managed the fund since May 2005. Ms. Burgess has been with the advisor and its predecessors or affiliate organizations since November 1993.

Deborah F. Snee has co-managed the fund since May 2005. Ms. Snee has been with the advisor and its predecessors or affiliate organizations since March 1999.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks. A portfolio of stocks from a single region poses additional risks due to limited diversification.

Some of the countries the fund invests in are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

FINANCIAL STATEMENTS

August 31, 2005  Columbia Newport Tiger Fund

A guide to understanding your fund's financial statements

Investment Portfolio	The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Financial Highlights	The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO

August 31, 2005  Columbia Newport Tiger Fund

Common Stocks – 96.4%

CONSUMER DISCRETIONARY – 17.4%		Shares	Value ($)
Auto Components – 1.0%	Tong Yang Industry Co., Ltd.	2,166,000	2,997,705
		Auto Components Total	2,997,705
Automobiles – 4.9%	Bajaj Auto Ltd.	62,697	2,009,677
	Hyundai Motor Co.	138,120	9,519,948
	Maruti Udyog Ltd.	331,999	3,554,349
		Automobiles Total	15,083,974
Distributors – 3.3%	Li & Fung Ltd.	5,078,000	10,293,768
		Distributors Total	10,293,768
Hotels, Restaurants & Leisure – 2.4%	City Developments Ltd.	1,467,500	7,425,726
		Hotels, Restaurants & Leisure Total	7,425,726
Media – 3.1%	Astro All Asia Networks PLC	4,483,100	6,539,355
	Singapore Press Holdings Ltd.	1,153,700	3,110,623
		Media Total	9,649,978
Specialty Retail – 2.7%	Esprit Holdings Ltd.	1,151,000	8,495,287
		Specialty Retail Total	8,495,287
		CONSUMER DISCRETIONARY TOTAL	53,946,438
CONSUMER STAPLES – 1.1%
Food Products – 1.1%	People's Food Holdings Ltd.	2,936,000	1,622,345
	Thai Union Frozen Products Public Co., Ltd.	2,343,000	1,705,517
		Food Products Total	3,327,862
		CONSUMER STAPLES TOTAL	3,327,862
FINANCIALS – 33.4%
Commercial Banks – 19.0%	Bangkok Bank Public Co., Ltd., NVDR	3,048,100	7,606,403
	Chinatrust Financial Holding Co., Ltd.	5,648,649	5,266,492
	Hong Leong Bank Berhad	6,332,600	9,152,838
	Kasikornbank Public Co., Ltd.	4,338,200	6,663,894
	Kasikornbank Public Co., Ltd., NVDR	2,194,300	3,242,939
	Kookmin Bank	232,345	11,667,867
	Overseas Chinese Banking Corp., Ltd.	909,600	3,379,948
	Standard Chartered PLC	221,330	4,745,390
	United Overseas Bank Ltd.	842,000	7,123,869
		Commercial Banks Total	58,849,640
Insurance – 4.2%	Cathay Financial Holding Co., Ltd.	3,368,000	6,314,985
	Samsung Fire & Marine Insurance Co., Ltd.	68,240	6,552,492
		Insurance Total	12,867,477
Real Estate – 8.5%	Cheung Kong Holdings Ltd.	613,000	6,673,000
	SM Prime Holdings, Inc.	12,091,000	1,529,169
	Sun Hung Kai Properties Ltd.	1,233,000	12,496,632
	Swire Pacific Ltd., Class A	593,500	5,655,344
		Real Estate Total	26,354,145
Thrifts & Mortgage Finance – 1.7%	Housing Development Finance Corp., Ltd.	262,715	5,403,845
		Thrifts & Mortgage Finance Total	5,403,845
		FINANCIALS TOTAL	103,475,107

See Accompanying Notes to Financial Statements.

August 31, 2005  Columbia Newport Tiger Fund

Common Stocks – (continued)

HEALTH CARE – 1.5%		Shares	Value ($)
Health Care Equipment & Supplies – 0.0%	Pihsiang Machinery Manufacturing Co., Ltd.	351	684
		Health Care Equipment & Supplies Total	684
Pharmaceuticals – 1.5%	Ranbaxy Laboratories Ltd.	385,012	4,607,630
		Pharmaceuticals Total	4,607,630
		HEALTH CARE TOTAL	4,608,314
INDUSTRIALS – 3.1%
Industrial Conglomerates – 1.0%	Hutchison Whampoa Ltd.	314,100	3,104,879
		Industrial Conglomerates Total	3,104,879
Transportation Infrastructure – 2.1%	China Merchants Holdings International Co., Ltd.	1,540,000	3,257,010
	Zhejiang Expressway Co., Ltd., Class H	4,612,000	3,127,879
		Transportation Infrastructure Total	6,384,889
		INDUSTRIALS TOTAL	9,489,768
INFORMATION TECHNOLOGY – 25.1%
Computers & Peripherals – 3.6%	Acer, Inc.	2,573,506	4,898,918
	Lite-On Technology Corp.	6,016,164	6,235,682
		Computers & Peripherals Total	11,134,600
Electronic Equipment & Instruments – 6.1%	Hon Hai Precision Industry Co., Ltd.	1,703,206	8,811,080
	MFS Technology Ltd.	5,074,500	1,710,960
	Synnex Technology International Corp.	1,466,190	1,745,003
	Venture Corp., Ltd.	709,000	6,467,739
		Electronic Equipment & Instruments Total	18,734,782
IT Services – 2.0%	Infosys Technologies Ltd.	116,482	6,294,235
		IT Services Total	6,294,235
Semiconductors & Semiconductor Equipment – 12.0%	Samsung Electronics Co., Ltd.	48,930	25,806,285
	Taiwan Semiconductor Manufacturing Co., Ltd.	6,901,540	11,423,939
		Semiconductors & Semiconductor Equipment Total	37,230,224
Software – 1.4%	NCSoft Corp. (a)	63,430	4,407,289
		Software Total	4,407,289
		INFORMATION TECHNOLOGY TOTAL	77,801,130
MATERIALS – 2.8%
Construction Materials – 2.8%	Siam Cement Public Co., Ltd., NVDR	1,555,000	8,589,703
		Construction Materials Total	8,589,703
		MATERIALS TOTAL	8,589,703
TELECOMMUNICATION SERVICES – 7.8%
Diversified Telecommunication Services – 1.8%	PT Telekomunikasi Indonesia TBK., Series B Shares	11,502,500	5,664,487
		Diversified Telecommunication Services Total	5,664,487

See Accompanying Notes to Financial Statements.

August 31, 2005  Columbia Newport Tiger Fund

Common Stocks – (continued)

TELECOMMUNICATION SERVICES – (continued)		Shares	Value ($)
Wireless Telecommunication Services – 6.0%	China Mobile Hong Kong Ltd.	2,945,000	12,805,184
	Taiwan Mobile Co., Ltd.	6,038,000	5,629,971
		Wireless Telecommunication Services Total	18,435,155
		TELECOMMUNICATION SERVICES TOTAL	24,099,642
UTILITIES – 4.2%
Gas Utilities – 2.2%	Hong Kong & China Gas Co., Ltd.	2,397,908	4,819,341
	Xinao Gas Holdings Ltd.	2,812,000	1,972,264
		Gas Utilities Total	6,791,605
Independent Power Producers & Energy Traders – 1.4%	Datang International Power Generation Co., Ltd., Class H	2,588,000	1,938,285
	Huaneng Power International, Inc., Class H	3,210,000	2,293,177
		Independent Power Producers & Energy Traders Total	4,231,462
Water Utilities – 0.6%	Manila Water Co. (a)	17,932,700	1,977,894
		Water Utilities Total	1,977,894
		UTILITIES TOTAL	13,000,961
	Total Common Stocks (cost of $229,497,884)		298,338,925
Short-Term Obligation – 1.9%		Par ($)
	Repurchase agreement with State Street Bank & Trust Co., dated 08/31/05, due 09/01/05 at 3.430%, collateralized by a U.S. Treasury Bond maturing 05/15/17, market value of $5,937,950 (repurchase proceeds $5,821,555)	5,821,000	5,821,000
	Total Short-Term Obligation (cost of $5,821,000)		5,821,000
	Total Investments – 98.3% (cost of $235,318,884)(b)		304,159,925
	Other Assets & Liabilities, Net – 1.7%		5,304,228
	Net Assets – 100.0%		309,464,153

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $235,324,016.

See Accompanying Notes to Financial Statements.

August 31, 2005  Columbia Newport Tiger Fund

Summary of Securities by Country	Value ($)	% of Total Investments
Hong Kong	69,572,709	22.9
South Korea	57,953,881	19.1
Taiwan	53,324,459	17.5
Singapore	30,841,210	10.1
Thailand	27,808,456	9.1
India	21,869,736	7.2
United Kingdom	11,284,745	3.7
Malaysia	9,152,838	3.0
China	7,359,341	2.4
United States*	5,821,000	1.9
Indonesia	5,664,487	1.9
Philippines	3,507,063	1.2
	304,159,925	100.0

* Represents short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

At August 31, 2005, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	33.4
Information Technology	25.1
Consumer Discretionary	17.4
Telecommunication Services	7.8
Utilities	4.2
Industrials	3.1
Materials	2.8
Health Care	1.5
Consumer Staples	1.1
Short-Term Obligation	1.9
Other Assets & Liabilities, Net	1.7
100.0
Acronym	Name
NVDR	Non-Voting Depositary Receipt

See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2005  Columbia Newport Tiger Fund

		($)
Assets	Investments, at cost	235,318,884
	Investments, at value	304,159,925
	Cash	118
	Foreign currency (cost of $4,637,559)	4,519,766
	Receivable for:
	Investments sold	3,522,027
	Fund shares sold	111,946
	Interest	555
	Dividends	944,750
	Foreign tax reclaims	13,414
	Deferred Trustees' compensation plan	28,558
	Total Assets	313,301,059
Liabilities	Expense reimbursement due to Investment Advisor	3,689
	Payable for:
	Fund shares repurchased	1,453,337
	Investment advisory fee	202,257
	Administration fee	73,962
	Transfer agent fee	121,140
	Pricing and bookkeeping fees	10,323
	Chief compliance officer expenses and fees	785
	Merger costs	176,343
	Custody fee	45,511
	Distribution and service fees	110,360
	Deferred Trustees' fees	28,558
	Deferred foreign capital gains tax payable	1,536,529
	Other liabilities	74,112
	Total Liabilities	3,836,906
	Net Assets	309,464,153
Composition of Net Assets	Paid-in capital	368,945,116
	Undistributed net investment income	1,019,798
	Accumulated net realized loss	(127,672,620)
	Net unrealized appreciation (depreciation) on:
	Investments	68,841,041
	Foreign currency translations	(132,653)
	Foreign capital gains tax	(1,536,529)
	Net Assets	309,464,153
Class A	Net assets	185,473,020
	Shares outstanding	13,020,223
	Net asset value per share	14.24	(a)(b)
	Maximum offering price per share ($14.24/0.9425)	15.11	(c)
Class B	Net assets	51,947,596
	Shares outstanding	3,785,491
	Net asset value and offering price per share	13.72	(a)(b)
Class C	Net assets	26,180,372
	Shares outstanding	1,909,680
	Net asset value and offering price per share	13.71	(a)(b)
Class T	Net assets	24,746,764
	Shares outstanding	1,726,318
	Net asset value per share	14.33	(a)(b)
	Maximum offering price per share ($14.33/0.9425)	15.20	(c)
Class Z	Net assets	21,116,401
	Shares outstanding	1,476,798
	Net asset value, offering and redemption price per share	14.30	(b)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  Redemption price per share is equal to net asset value less any applicable redemption fee.

(c)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended August 31, 2005  Columbia Newport Tiger Fund

		($)
Investment Income	Dividends	8,904,990
	Interest	105,733
	Total Investment Income (net of foreign taxes withheld of $1,235,626)	9,010,723
Expenses	Investment advisory fee	2,382,017
	Administration fee	826,227
	Distribution fee:
	Class B	485,050
	Class C	201,717
	Service fee:
	Class A	461,443
	Class B	161,684
	Class C	67,239
	Transfer agent fee	1,068,041
	Pricing and bookkeeping fees	95,514
	Trustees' fees	17,018
	Custody fee	494,053
	Chief compliance officer expenses and fees (See Note 4)	4,223
	Merger costs	176,343
	Non-recurring costs (See Note 9)	6,050
	Other expenses	278,812
	Total Expenses	6,725,431
	Fees and expenses waived or reimbursed by Investment Advisor	(220,813)
	Non-recurring costs assumed by Investment Advisor (See Note 9)	(6,050)
	Custody earnings credit	(380)
	Net Expenses	6,498,188
	Net Investment Income	2,512,535
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Foreign Capital Gains Tax	Net realized gain (loss) on:
	Investments	37,237,983
	Foreign currency transactions	53,720
	Foreign capital gains tax	(573,136)
	Net realized gain	36,718,567
	Net change in unrealized appreciation (depreciation) on:
	Investments	35,851,262
	Foreign currency translations	(127,979)
	Foreign capital gains tax	1,425,515
	Net change in unrealized appreciation (depreciation)	37,148,798
	Net Gain	73,867,365
	Net Increase in Net Assets from Operations	76,379,900

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

  Columbia Newport Tiger Fund

		Year Ended August 31,
Increase (Decrease) in Net Assets:		2005 ($)	2004 ($)
Operations	Net investment income	2,512,535	2,724,097
	Net realized gain on investments and foreign currency, net of foreign capital gains tax	36,718,567	52,456,071
	Net change in unrealized appreciation (depreciation) on investments and foreign currency, net of foreign capital gains tax	37,148,798	(13,682,184)
	Net Increase from Operations	76,379,900	41,497,984
Distributions Declared to Shareholders	From net investment income:
	Class A	(832,633)	(831,594)
	Class B	-	(88,934)
	Class C	-	(19,088)
	Class T	(192,228)	(212,355)
	Class Z	(196,654)	(507,109)
	Total Distributions Declared to Shareholders	(1,221,515)	(1,659,080)
Share Transactions	Class A:
	Subscriptions	38,768,687	76,583,422
	Distributions reinvested	746,732	736,922
	Redemptions	(54,194,101)	(63,211,242)
	Net Increase (Decrease)	(14,678,682)	14,109,102
	Class B:
	Subscriptions	2,885,928	7,826,538
	Distributions reinvested	324	73,423
	Redemptions	(42,113,941)	(64,347,868)
	Net Decrease	(39,227,689)	(56,447,907)
	Class C:
	Subscriptions	1,696,088	8,349,434
	Distributions reinvested	-	14,267
	Redemptions	(6,763,745)	(8,061,406)
	Net Increase (Decrease)	(5,067,657)	302,295
	Class T:
	Subscriptions	97,920	278,751
	Distributions reinvested	170,264	188,281
	Redemptions	(8,486,573)	(4,334,649)
	Net Decrease	(8,218,389)	(3,867,617)
	Class Z:
	Subscriptions	1,506,716	5,844,590
	Distributions reinvested	152,476	470,180
	Redemptions	(13,364,267)	(52,802,123)
	Net Decrease	(11,705,075)	(46,487,353)
	Net Decrease from Share Transactions	(78,897,492)	(92,391,480)
	Redemption fees	7,473	1,780
	Total Decrease in Net Assets	(3,731,634)	(52,550,796)
Net Assets	Beginning of period	313,195,787	365,746,583
	End of period	309,464,153	313,195,787
	Undistributed net investment income, at end of period	1,019,798	1,154,750

See Accompanying Notes to Financial Statements.

  Columbia Newport Tiger Fund

		Year Ended August 31,
		2005	2004
Changes in Shares	Class A:
	Subscriptions	2,939,787	6,737,793
	Capital contribution	6,364	-
	Issued for distributions reinvested	56,571	65,914
	Redemptions	(4,058,711)	(5,611,266)
	Net Increase (Decrease)	(1,055,989)	1,192,441
	Class B:
	Subscriptions	215,141	703,687
	Capital contribution	543	-
	Issued for distributions reinvested	25	6,780
	Redemptions	(3,341,596)	(5,805,997)
	Net Decrease	(3,125,887)	(5,095,530)
	Class C:
	Subscriptions	133,449	763,277
	Capital contribution	393	-
	Issued for distributions reinvested	-	1,315
	Redemptions	(531,876)	(739,255)
	Net Increase (Decrease)	(398,034)	25,337
	Class T:
	Subscriptions	6,175	24,700
	Capital contribution	8	-
	Issued for distributions reinvested	12,840	16,780
	Redemptions	(628,838)	(377,383)
	Net Decrease	(609,815)	(335,903)
	Class Z:
	Subscriptions	112,801	501,244
	Capital contribution	247	-
	Issued for distributions reinvested	11,534	42,018
	Redemptions	(969,676)	(4,535,587)
	Net Decrease	(845,094)	(3,992,325)

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

August 31, 2005  Columbia Newport Tiger Fund

Note 1. Organization

Columbia Newport Tiger Fund (the "Fund"), a series of Columbia Funds Trust VII (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Fund seeks capital appreciation by investing primarily in equity securities of companies located in the Tiger countries of Asia. The countries or regions in which the Fund invests include Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, China and the Philippines.

Fund Shares

The Fund may issue an unlimited number of shares and offers five classes of shares: Class A, Class B, Class C, Class T and Class Z. Each share class has its own sales charge and expense structure.

Class A and Class T shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within twelve months of the time of purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

August 31, 2005  Columbia Newport Tiger Fund

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect

August 31, 2005  Columbia Newport Tiger Fund

income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and non-deductible merger costs were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$(1,425,972)	$1,602,315	$(176,343)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended August 31, 2005 and August 31, 2004 was as follows:

	August 31, 2005	August 31, 2004
Distributions paid from:
Ordinary income	$1,221,515	$1,659,080

As of August 31, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$1,051,975	$-	$68,835,909

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales, capital loss carryforwards, non-deductible deferred trustees fees and changes in the value of assets and liabilities resulting from changes in exchange rates.

Unrealized appreciation and depreciation at August 31, 2005, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation/depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

Unrealized appreciation	$80,705,626
Unrealized depreciation	(11,869,717)
Net unrealized appreciation	$68,835,909

The following capital loss carryforwards, determined as of August 31, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2006	$105,502,740
2007	22,164,746
$127,667,486

Capital loss carryforwards of $38,323,918 were utilized during the year ended August 31, 2005. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. On September 30, 2005, Columbia Management Advisors, Inc. had a name change to Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.70%
$1 billion to $1.5 billion	0.62%
$1.5 billion to $3 billion	0.57%
$3 billion to $6 billion	0.52%
Over $6 billion	0.47%

Prior to November 1, 2004, Columbia received a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $100 million	1.00%
$100 million to $1.5 billion	0.75%
$1.5 billion to $2.5 billion	0.70%
Over $2.5 billion	0.65%

For the year ended August 31, 2005, the Fund's effective investment advisory fee rate was 0.72%.

In connection with the Fund's investments in India, Columbia adopted a more conservative interpretation of tax regulations governing certain corporate actions. As a result, Columbia elected to reimburse the Fund $266,581 or $0.01, $0.03, $0.01, $0.01 and $0.01 per

August 31, 2005  Columbia Newport Tiger Fund

share for Class A, B, C, T and Z, respectively, and the Fund issued additional Class A, B, C, T and Z shares of 6,364, 543, 393, 8 and 247 shares, respectively, to shareholders purchasing shares during the period prior to this change in interpretation.

Administration Fees

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.25% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the year ended August 31, 2005, the Fund's effective pricing and bookkeeping fee rate, inclusive of out-of-pocket expenses, was 0.028%.

Transfer Agent Fees

Columbia Management Services, Inc. (the "Transfer Agent"), formerly Columbia Funds Services, Inc., an affiliate of Columbia, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the year ended August 31, 2005, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.32%.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), formerly Columbia Funds Distributor, Inc., an affiliate of Columbia, is the principal underwriter of the Fund. For the year ended August 31, 2005, the Distributor has retained net underwriting discounts of $13,674 and $532 on sales of the Fund's Class A and Class T shares, respectively. The Distributor has also received net CDSC fees of $20, $67,887 and $2,727 on Class A, Class B and Class C share redemptions, respectively, for the period.

The Fund has adopted a 12b-1 plan (the "Plan") which allows the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense Limits and Fee Reimbursements

Columbia has voluntarily agreed to waive fees and reimburse certain expenses to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.55% annually of the Fund's average daily net assets. This arrangement may be revised or discontinued by Columbia at any time.

Custody credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the

August 31, 2005  Columbia Newport Tiger Fund

Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Chief Compliance Officer position. The Fund's fee will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended August 31, 2005, the Fund paid $1,847 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Portfolio Information

For the year ended August 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $66,708,337 and $150,765,066, respectively.

Note 6. Redemption Fees

The Fund imposes a 2.00% redemption fee to shareholders of the Fund who redeem shares held for 60 days or less. Redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class. For the year ended August 31, 2005, the redemption fees for the Class A, Class B, Class C, Class T and Class Z shares of the Fund amounted to $4,263, $1,388, $607, $618, and $597, respectively.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended August 31, 2005, the Fund did not borrow under this arrangement.

Note 8. Shares of Beneficial Interest

As of August 31, 2005, Bank of America and/or its affiliates held 1.1% of the shares outstanding of the Fund. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

As of August 31, 2005, the Fund had two shareholders that held 6.5% and 5.7%, respectively, of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Disclosure of Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration

Because the Fund's investments are concentrated in the Tiger countries of Asia, events within the region will have a greater effect on the Fund than if the Fund were more geographically diversified. In addition, events in any one country within the region may impact the other countries or the region as a whole. Markets in the region can experience significant volatility due to social, regulatory and political uncertainties.

August 31, 2005  Columbia Newport Tiger Fund

Industry Focus

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. which has since merged into Banc of America Capital Management, LLC) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc. (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Fund's independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders can not currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, can not currently be made.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in

August 31, 2005  Columbia Newport Tiger Fund

Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits seek damages and allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

The Fund and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the Fund.

For the year ended August 31, 2005, Columbia has assumed $6,050 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

Note 10. Subsequent Event

On October 7, 2005, the Fund merged into the Columbia International Stock Fund. Utilization of the Fund's capital loss carryforwards could be subject to limitations imposed by the Internal Revenue Code.

FINANCIAL HIGHLIGHTS

  Columbia Newport Tiger Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,				Period Ended August 31,		Year Ended December 31,
Class A Shares	2005		2004		2003(a)		2002		2001		2000
Net Asset Value, Beginning of Period	$11.33		$10.24		$8.14		$9.38		$11.34		$13.47
Income from Investment Operations:
Net investment income (b)	0.13		0.13		0.07		0.05		0.08		0.01
Net realized and unrealized gain (loss) on investments and foreign currency, net of foreign capital gains tax	2.84		1.02		2.03		(1.25)		(1.95)		(2.14)
Total from Investment Operations	2.97		1.15		2.10		(1.20)		(1.87)		(2.13)
Less Distributions Declared to Shareholders:
From net investment income	(0.06)		(0.06)		-		(0.04)		(0.09)		-
Redemption Fees:
Redemption fees added to paid in capital	-	(b)(c)	-	(b)(c)	-		-		-		-
Net Asset Value, End of Period	$14.24		$11.33		$10.24		$8.14		$9.38		$11.34
Total return (d)	26.24	%(e)	11.27	%(e)	25.80	%(e)(f)	(12.83	)%(e)	(16.55	)%(e)	(15.81)%
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (g)	1.80%		1.80%		1.80	%(h)	1.80%		1.80%		1.71%
Interest expense	-		-	%(i)	-	%(h)(i)	0.01%		-	%(i)	-
Expenses (g)	1.80%		1.80%		1.80	%(h)	1.81%		1.80%		1.71%
Net investment income (g)	0.98%		1.18%		1.21	%(h)	0.54%		0.75%		0.07%
Waiver/reimbursement	0.07%		0.13%		0.20	%(h)	0.07%		-	%(i)	-
Portfolio turnover rate	21%		32%		18	%(f)	25%		12%		25%
Net assets, end of period (000's)	$185,473		$159,489		$131,974		$108,240		$178,145		$321,671

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

  Columbia Newport Tiger Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,				Period Ended August 31,		Year Ended December 31,
Class B Shares	2005		2004		2003(a)		2002		2001		2000
Net Asset Value, Beginning of Period	$10.92		$9.90		$7.90		$9.14		$11.05		$13.23
Income from Investment Operations:
Net investment income (loss) (b)	0.01		0.01		0.03		(0.02)		-	(c)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency, net of foreign capital gains tax	2.79		1.02		1.97		(1.22)		(1.89)		(2.10)
Total from Investment Operations	2.80		1.03		2.00		(1.24)		(1.89)		(2.18)
Less Distributions Declared to Shareholders:
From net investment income	-		(0.01)		-		-		(0.02)		-
Redemption Fees:
Redemption fees added to paid in capital	-	(b)(c)	-	(b)(c)	-		-		-		-
Net Asset Value, End of Period	$13.72		$10.92		$9.90		$7.90		$9.14		$11.05
Total return (d)	25.64	%(e)	10.38	%(e)	25.32	%(e)(f)	(13.57	)%(e)	(17.12	)%(e)	(16.48)%
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (g)	2.55%		2.55%		2.55	%(h)	2.55%		2.55%		2.46%
Interest expense	-		-	%(i)	-	%(h)(i)	0.01%		-	%(i)	-
Expenses (g)	2.55%		2.55%		2.55	%(h)	2.56%		2.55%		2.46%
Net investment income (loss) (g)	0.04%		0.07%		0.49	%(h)	(0.21)%		-	%(i)	(0.68)%
Waiver/reimbursement	0.07%		0.13%		0.20	%(h)	0.07%		-	%(i)	-
Portfolio turnover rate	21%		32%		18	%(f)	25%		12%		25%
Net assets, end of period (000's)	$51,948		$75,473		$118,849		$112,942		$164,354		$265,219

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

  Columbia Newport Tiger Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,				Period Ended August 31,		Year Ended December 31,
Class C Shares	2005		2004		2003(a)		2002		2001		2000
Net Asset Value, Beginning of Period	$10.93		$9.91		$7.91		$9.15		$11.07		$13.25
Income from Investment Operations:
Net investment income (loss) (b)	0.02		0.04		0.03		(0.02)		-	(c)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency, net of foreign capital gains tax	2.76		0.99		1.97		(1.22)		(1.90)		(2.10)
Total from Investment Operations	2.78		1.03		2.00		(1.24)		(1.90)		(2.18)
Less Distributions Declared to Shareholders:
From net investment income	-		(0.01)		-		-		(0.02)		-
Redemption Fees:
Redemption fees added to paid in capital	-	(b)(c)	-	(b)(c)	-		-		-		-
Net Asset Value, End of Period	$13.71		$10.93		$9.91		$7.91		$9.15		$11.07
Total return (d)	25.43	%(e)	10.37	%(e)	25.28	%(e)(f)	(13.55	)%(e)	(17.18	)%(e)	(16.45)%
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (g)	2.55%		2.55%		2.55	%(h)	2.55%		2.55%		2.46%
Interest expense	-		-	%(i)	-	%(h)(i)	0.01%		-	%(i)	-
Expenses (g)	2.55%		2.55%		2.55	%(h)	2.56%		2.55%		2.46%
Net investment income (loss) (g)	0.18%		0.36%		0.49	%(h)	(0.21)%		-	%(i)	(0.68)%
Waiver/reimbursement	0.07%		0.13%		0.20	%(h)	0.07%		-	%(i)	-
Portfolio turnover rate	21%		32%		18	%(f)	25%		12%		25%
Net assets, end of period (000's)	$26,180		$25,234		$22,619		$19,866		$28,036		$42,897

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

  Columbia Newport Tiger Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,				Period Ended August 31,		Year Ended December 31,
Class T Shares	2005		2004		2003(a)		2002		2001		2000
Net Asset Value, Beginning of Period	$11.39		$10.29		$8.16		$9.41		$11.38		$13.48
Income from Investment Operations:
Net investment income (b)	0.15		0.15		0.08		0.08		0.10		0.04
Net realized and unrealized gain (loss) on investments and foreign currency, net of foreign capital gains tax	2.88		1.03		2.05		(1.27)		(1.96)		(2.14)
Total from Investment Operations	3.03		1.18		2.13		(1.19)		(1.86)		(2.10)
Less Distributions Declared to Shareholders:
From net investment income	(0.09)		(0.08)		-		(0.06)		(0.11)		-
Redemption Fees:
Redemption fees added to paid in capital	-	(b)(c)	-	(b)(c)	-		-		-		-
Net Asset Value, End of Period	$14.33		$11.39		$10.29		$8.16		$9.41		$11.38
Total return (d)	26.64	%(e)	11.50	%(e)	26.10	%(e)(f)	(12.68	)%(e)	(16.39	)%(e)	(15.58)%
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (g)	1.55%		1.55%		1.55	%(h)	1.55%		1.55%		1.46%
Interest expense	-		-	%(i)	-	%(h)(i)	0.01%		-	%(i)	-
Expenses (g)	1.55%		1.55%		1.55	%(h)	1.56%		1.55%		1.46%
Net investment income (g)	1.16%		1.30%		1.50	%(h)	0.79%		1.00%		0.32%
Waiver/reimbursement	0.07%		0.13%		0.20	%(h)	0.07%		-	%(i)	-
Portfolio turnover rate	21%		32%		18	%(f)	25%		12%		25%
Net assets, end of period (000's)	$24,747		$26,615		$27,501		$24,180		$31,782		$46,733

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge.

(e)  Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

  Columbia Newport Tiger Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,				Period Ended August 31,		Year Ended December 31,
Class Z Shares	2005		2004		2003(a)		2002		2001		2000
Net Asset Value, Beginning of Period	$11.36		$10.26		$8.14		$9.38		$11.35		$13.46
Income from Investment Operations:
Net investment income (b)	0.15		0.09		0.07		0.08		0.10		0.04
Net realized and unrealized gain (loss) on investments and foreign currency, net of foreign capital gains tax	2.88		1.09		2.05		(1.26)		(1.96)		(2.15)
Total from Investment Operations	3.03		1.18		2.12		(1.18)		(1.86)		(2.11)
Less Distributions Declared to Shareholders:
From net investment income	(0.09)		(0.08)		-		(0.06)		(0.11)		-
Redemption Fees:
Redemption fees added to paid in capital	-	(b)(c)	-	(b)(c)	-	(b)(c)	-		-		-
Net Asset Value, End of Period	$14.30		$11.36		$10.26		$8.14		$9.38		$11.35
Total return (d)	26.71	%(e)	11.53	%(e)	26.04	%(e)(f)	(12.61	)%(e)	(16.43	)%(e)	(15.68)%
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (g)	1.55%		1.55%		1.55	%(h)	1.55%		1.55%		1.46%
Interest expense	-		-	%(i)	-	%(h)(i)	0.01%		-	%(i)	-
Expenses (g)	1.55%		1.55%		1.55	%(h)	1.56%		1.55%		1.46%
Net investment income (g)	1.12%		0.82%		1.31	%(h)	0.79%		1.00%		0.32%
Waiver/reimbursement	0.07%		0.13%		0.20	%(h)	0.07%		-	%(i)	-
Portfolio turnover rate	21%		32%		18	%(f)	25%		12%		25%
Net assets, end of period (000's)	$21,116		$26,385		$64,803		$77,225		$122,255		$157,606

(a)  The Fund changed its fiscal year end from December 31 to August 31.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  Columbia Newport Tiger Fund

To the Trustees of Columbia Funds Trust VII and the Shareholders of Columbia Newport Tiger Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Newport Tiger Fund (the "Fund") (a series of Columbia Funds Trust VII) at August 31, 2005, and the results of its operations for the year ended August 31, 2005 and the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 10 to the financial statements, upon approval of the shareholders of the Fund on September 16, 2005, the Fund merged with Columbia International Stock Fund and ceased operations on October 7, 2005.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 26, 2005

UNAUDITED INFORMATION

  Columbia Newport Tiger Fund

Federal Income Tax Information

Foreign taxes paid during the fiscal year ended August 31, 2005, amounting to $1,890,241 ($0.09 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2005.

Gross income derived from sources within foreign countries amounted to $9,566,783 ($0.44 per share) for the fiscal year ended August 31, 2005.

For non-corporate shareholders 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period September 1, 2004 to August 31, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

TRUSTEES

Columbia Newport Tiger Fund

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
Disinterested Trustees

Douglas A. Hacker (age 49) P.O. Box 66100 Chicago, IL 60666 Trustee (since 1996)	Executive Vice President-Strategy of United Airlines (airline) since December, 2002 (formerly President of UAL Loyalty Services (airline) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001; Senior Vice President-Finance from March, 1993 to July, 1999). Oversees 90, Nash Finch Company (food distributor)

Janet Langford Kelly (age 47) 9534 W. Gull Lake Drive Richland, MI 49083-8530 Trustee (since 1996)	Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm); Adjunct Professor of Law, Northwestern University, since September, 2004 (formerly Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Senior Vice President, Secretary and General Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January, 1995 to September, 1999). Oversees 90, None

Richard W. Lowry (age 69) 10701 Charleston Drive Vero Beach, FL 32963 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer)). Oversees 92[3], None

Charles R. Nelson (age 62) Department of Economics University of Washington Seattle, WA 98195 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993 (formerly Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003) Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 90, None

John J. Neuhauser (age 63) 84 College Road Chestnut Hill, MA 02467-3838 Trustee (since 1985)	Academic Vice President and Dean of Faculties since August, 1999, Boston College (formerly Dean Boston College School of Management from September, 1977 to August, 1999). Oversees 92[3], Saucony, Inc. (athletic footwear)

Patrick J. Simpson (age 61) 1120 N.W. Couch Street Tenth Floor Portland, OR 97209-4128 Trustee (since 2000)	Partner, Perkins Coie L.L.P. (law firm). Oversees 90, None

Columbia Newport Tiger Fund

Name, address and age, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
Disinterested Trustees

Thomas E. Stitzel (age 69) 2208 Tawny Woods Place Boise, ID 83706 Trustee (since 1998)	Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999, College of Business, Boise State University); Chartered Financial Analyst. Oversees 90, None

Thomas C. Theobald (age 68) 8 Sound Shore Drive, Suite 285 Greenwich, CT 06830 Trustee and Chairman of the Board[4]	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004 (formerly Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004). Oversees 90, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate (since 1996) management services) and Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (age 59) 359 Stickney Hill Road Hopkinton, NH 03229 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 90, Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer and distributor of giftware and collectibles)

Richard L. Woolworth (age 64) 100 S.W. Market Street #1500 Portland, OR 97207 Trustee (since 1991)	Retired since December 2003 (formerly Chairman and Chief Executive Officer, The Regence Group (regional health insurer); Chairman and Chief Executive Officer, BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young & Company). Oversees 90, Northwest Natural Gas Co. (natural gas service provider)

Interested Trustee

William E. Mayer[2] (age 65) 399 Park Avenue Suite 3204 New York, NY 10022 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999 (formerly Partner, Development Capital LLC from November, 1996 to February, 1999). Oversees 92[3], Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing); OPENFIELD Solutions (retail industry technology provider)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

3  Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 3 funds, which are advised by an affiliate of the Advisor.

4  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

The Statement of Additional Information Includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

OFFICERS

Columbia Newport Tiger Fund

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
Christopher L. Wilson (age 48) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since January, 2005; President of the Columbia Funds, Liberty Funds and Stein Roe Funds since October, 2004; President and Chief Executive Officer of the Nations Funds since January, 2005; President of the Galaxy Funds since April 2005; Director of Bank of America Global Liquidity Funds, plc since May 2005; Director of Banc of America Capital Management (Ireland), Limited since May 2005; Director of FIM Funding, Inc. since January, 2005; Senior Vice President of Columbia Management Distributor, Inc. since January, 2005; Director of Columbia Services, Inc. since January, 2005 (formerly Senior Vice President of Columbia Management from January, 2005 to August, 2005; Senior Vice President of BACAP Distributors LLC from January 2005 to July, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. from September, 1998 to August, 2004).

J. Kevin Connaughton (age 41) One Financial Center Boston, MA 02111 Treasurer (since 2000)	Treasurer of the Columbia Funds since October, 2003 and of the Liberty Funds, Stein Roe Funds and All-Star Funds since December, 2000; Managing Director of the Advisor since September, 2005 (formerly Vice President of Columbia Management from April, 2003 to August, 2005; President of the Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to October, 2004; Chief Accounting Officer and Controller of the Liberty Funds and All-Star Funds from February, 1998 to October, 2000); Treasurer of the Galaxy Funds since September, 2002 (formerly Treasurer from December, 2002 to December, 2004 and President from February, 2004 to December, 2004 of the Columbia Management Multi-Strategy Hedge Fund, LLC; Vice President of Colonial Management Associates, Inc. from February, 1998 to October, 2000).

Mary Joan Hoene (age 54) 40 West 57th Street New York, NY 10005 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since August, 2004; Chief Compliance Officer of the Columbia Management Multi Strategy Hedge Fund since August, 2004. Chief Compliance Officer of the BACAP Alternative Multi-Strategy Hedge Fund LLC since October 2004 (formerly Partner, Carter, Ledyard & Milburn LLP from January, 2001 to August, 2004; Counsel, Carter, Ledyard & Milburn LLP from November, 1999 to December, 2000; Vice President and Counsel, Equitable Life Assurance Society of the United States from April, 1998 to November, 1999).

Michael G. Clarke (age 35) One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2004)	Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since October, 2004; Managing Director of the Advisor since September, 2005 (formerly Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds from May, 2004 to October, 2004; Assistant Treasurer from June, 2002 to May, 2004; Vice President, Product Strategy & Development of the Liberty Funds and Stein Roe Funds from February, 2001 to June, 2002; Assistant Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star Funds from August, 1999 to February, 2001; Audit Manager, Deloitte & Touche LLP from May, 1997 to August, 1999).

Jeffrey R. Coleman (age 35) One Financial Center Boston, MA 02111 Controller (since 2004)	Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since October, 2004 (formerly Vice President of CDC IXIS Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles Funds from February, 2003 to September, 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. and Assistant Treasurer of the CDC Nvest Funds from August, 2000 to February, 2003; Tax Manager of PFPC, Inc. from November, 1996 to August, 2000).

R. Scott Henderson (age 46) One Financial Center Boston, MA 02111 Secretary (since 2004)	Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since December, 2004 (formerly Of Counsel, Bingham McCutchen from April, 2001 to September, 2004; Executive Director and General Counsel, Massachusetts Pension Reserves Investment Management Board from September, 1997 to March, 2001).

COLUMBIA FUNDS

  Columbia Newport Tiger Fund

Growth Funds	Columbia Acorn Fund

Columbia Acorn Select

Columbia Acorn USA

Columbia Growth Stock Fund

Columbia Large Cap Growth Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Marsico Mid Cap Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Company Equity Fund

Core Funds	Columbia Common Stock Fund

Columbia Large Cap Core Fund

Columbia Small Cap Core Fund

Columbia Young Investor Fund

Value Funds	Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia Strategic Investor

Asset Allocation/Hybrid Funds	Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Liberty Fund

Columbia LifeGoalTM Balanced Growth Portfolio

Columbia LifeGoalTM Growth Portfolio

Columbia LifeGoalTM Income Portfolio

Columbia LifeGoalTM Income and Growth Portfolio

Columbia Thermostat Fund

Index Funds	Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Index Fund

Columbia Mid Cap Index Fund

Columbia Small Cap Index Fund

Tax-Managed Fund	Columbia Tax-Managed Growth Fund

Specialty Funds	Columbia Convertible Securities Fund

Columbia Real Estate Equity Fund

Columbia Technology Fund

Columbia Utilities Fund

Global/International Funds	Columbia Acorn International

Columbia Acorn International Select

Columbia Global Value Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Columbia World Equity Fund

  Columbia Newport Tiger Fund

Taxable Bond Funds	Columbia Conservative High Yield Fund

Columbia Core Bond Fund

Columbia Federal Securities Fund

Columbia High Income Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Core Bond Fund

Columbia Short Term Bond Fund

Columbia Strategic Income Fund

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

Tax-Exempt Bond Funds	Columbia California Tax-Exempt Fund

Columbia CA Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia CT Intermediate Municipal Bond Fund

Columbia FL Intermediate Municipal Bond Fund

Columbia GA Intermediate Municipal Bond Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia MA Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia MD Intermediate Municipal Bond Fund

Columbia Municipal Income Fund

Columbia NC Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia NJ Intermediate Municipal Bond Fund

Columbia NY Intermediate Municipal Bond Fund

Columbia OR Intermediate Municipal Bond Fund

Columbia RI Intermediate Municipal Bond Fund

Columbia SC Intermediate Municipal Bond Fund

Columbia Short Term Municipal Income Fund

Columbia Tax-Exempt Fund

Columbia Tax-Exempt Insured Fund

Columbia TX Intermediate Municipal Bond Fund

Columbia VA Intermediate Municipal Bond Fund

Money Market Funds	Columbia Government Plus Reserves

Columbia Treasury Reserves

Columbia Money Market Reserves

Columbia Government Reserves

Columbia Tax-Exempt Reserves

Columbia New York Tax-Exempt Reserves

Columbia Municipal Reserves

Columbia Cash Reserves

Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. and Banc of America Capital Management, LLC, both SEC registered investment advisors and wholly owned subsidiaries of Bank of America, N.A., merged on September 30, 2005. At that time, the newly combined advisor changed its name to Columbia Management Advisors, LLC ("CMA"). CMA will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

IMPORTANT INFORMATION ABOUT THIS REPORT

  Columbia Newport Tiger Fund

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street
Boston MA 02110

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Newport Tiger Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the fund's proxy voting policies and procedures is available (i) on the fund's website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. and Banc of America Capital Management, LLC, both SEC registered investment advisors and wholly owned subsidiaries of Bank of America, N.A., merged on September 30, 2005. At that time, the newly combined advisor changed its name to Columbia Management Advisors, LLC ("CMA"). CMA will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by eletronic delivery. With Columbia's eDelivery program, you receive an
e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note - if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Newport Tiger Fund   Annual Report, August 31, 2005

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

SHC-42/90373-0805 (10/05) 05/7957

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, Thomas E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the single series of the registrant whose report to stockholders is included in this annual filing.  Effective March 1, 2004, one of the series of the registrant included in this filing engaged new independent accountants.  Unless otherwise noted, fees disclosed below represent fees paid or accrued to the current and predecessor principal accountants while each was engaged by the registrant.  Effective December 10, 2004, one of the series of the registrant included in this filing liquidated.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2005 and August 31, 2004 are approximately as follows:

2005	2004
$28,700	$46,100

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2005 and August 31, 2004 are approximately as follows:

2005	2004
$4,000	$7,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2005 and 2004, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.  In fiscal year 2005 Audit-Related Fees also include certain agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2005 and August 31, 2004 are approximately as follows:

2005	2004
$22,600	$9,200

Tax Fees in both fiscal years 2005 and 2004 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.  In both fiscal years 2005 and 2004 Aggregate Tax Fees also includes additional tax work related to foreign securities held by the registrant and foreign tax filings.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2005 and August 31, 2004 are approximately as follows:

2005	2004
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

I. General Overview

The Audit Committee of the registrant has adopted a formal policy (the “Policy”) which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services  provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”), and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”).  A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.  The adviser and control affiliates are collectively referred to as “Adviser Entities.”

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals.  Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

II. General Procedures

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service.  This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from June 1 through May 31 of the following year).  The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations.  This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform.  The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

•                  A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

•                  The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

•                  The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

•                  If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson’s discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal.  Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request.  Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration.  The independent auditor will not commence any such project unless and until specific approval has been given.

III. Certain Other Services Provided to Adviser Entities

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee’s ongoing evaluation of the auditor’s independence and objectivity with respect to its audit services to the funds.  As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting.  Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity’s reasons for selecting the independent auditor, and the projected fees.  Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor’s independence with respect to the Funds.

IV.                                Reporting to the Audit Committee

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

•                  A general description of the services, and

•                  Actual billed and projected fees, and

•                  The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds’ “investment company complex,” as defined by SEC rules, that did not require pre-approval under the Policy.

V.   Amendments; Annual Approval by Audit Committee

The Policy may be amended from time to time by the Audit Committee.  Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration.  The Policy shall be reviewed and approved at least annually by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended August 31, 2005 and August 31, 2004 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant’s accountant for services rendered to the registrant for the fiscal years ended August 31, 2005 and August 31, 2004 are disclosed in (b) through (d) of this Item.

During the fiscal years ended August 31, 2005 and August 31, 2004, there were no Audit-Related Fees or Tax Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  During the fiscal years ended August 31, 2005 and August 31, 2004, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,500 and $95,000, respectively.  For both fiscal years, All Other Fees consist primarily of internal controls reviews of the registrant’s transfer agent.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the “de minimis” exception during both fiscal years ended August 31, 2005 and August 31, 2004 was zero.

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.  The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Trust VII

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	October 27, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	October 27, 2005

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	October 27, 2005